                       SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                   919 Third Avenue
                               New York, NY 10022-3897
                                    (212)735-3000

                                            December 6, 1996




Apartment Investment and
  Management Company
1873 South Bellaire Street
Suite 1700
Denver, Colorado  80222

              Re:  Certain Federal Income Tax Considerations
                   -----------------------------------------

Dear Sirs:

         You have requested our opinion concerning certain Federal income tax considerations in connection with an offering for sale, from time to time, of Class A Common Stock (the "Offering") of Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), by certain stockholders pursuant to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on December 6, 1996 (the "Registration Statement"). Unless otherwise specifically defined herein, all capitalized terms have the meanings assigned to them in the Registration Statement, as amended to date.

         In connection with the Offering and with a previous offering of Class
A Common Stock by AIMCO that was completed on December 19, 1995 (including the exercise of the over allotment option related thereto on December 29, 1995), we have acted as counsel to AIMCO, and we have assisted in the preparation of the Registration Statement and certain other documents. In formulating our opinion, we have reviewed the Registration Statement, the partnership agreements or organizational documents (including any amendments thereof) for each of the partnerships and limited liability companies indicated on Exhibit A attached hereto in which AIMCO holds a direct or indirect interest (the "Partner-

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Apartment Investment and
    Management Company
December 6, 1996
Page 2

ships"), and such other documentation and information provided by you as is relevant to the Offering and necessary to prepare the Registration Statement. In addition, you have provided us with certain representations of officers of AIMCO relating to, among other things, the actual and proposed operation of AIMCO. For purposes of our opinion, we have not made an independent investigation of the facts set forth in such representations, the partnership agreements and organizational documents for the Partnerships, the Registration Statement or any other document. We have, consequently, relied on your representations that the information presented in such documents or otherwise furnished to us accurately and completely describes all material facts relevant to our opinion. No facts have come to our attention, however, that would cause us to question the accuracy and completeness of such facts or documents in a material way. We have also relied upon the opinion of Piper & Marbury L.L.P. dated December 6, 1996 with respect to certain matters of Maryland law, and the opinion of Shumaker, Loop & Kendrick dated October 18, 1995 with respect to certain matters of Florida law.

         In rendering our opinion, we have assumed that the transactions contemplated by the foregoing documents have been consummated in accordance with the operative documents, and that such documents accurately reflect the material facts of such transactions. In addition, our opinion is based on the correctness of the following specific assumptions: (i) each of AIMCO, the Partnerships, Property Asset Management Services, Inc., and any "qualified REIT subsidiary" of AIMCO (within the meaning of section 856(i)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), has been and will continue to be operated in accordance with the laws of the jurisdiction in which it was formed and in the manner described in the relevant partnership agreement or other organizational documents and in the Registration Statement; and (ii) there have been no changes in the applicable laws of the State of Maryland or any other state under the laws of which any of the Partnerships have been formed. In rendering our opinion, we have also considered and relied upon the Code, the regulations promulgated thereunder by the Treasury Department (the "Regulations"), administrative rulings and the other interpretations of the Code and the Regulations by the courts and the Internal Revenue Service, all as they exist at the date of this letter. With respect to the latter assumption, it should be noted that statutes, regulations, judicial decisions, and administrative interpretations are subject to change at any time and, in some circumstances, with retroactive effect.

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Apartment Investment and
    Management Company
December 6, 1996
Page 3

Of course, a material change which is made after the date hereof in any of the foregoing bases for our opinion could affect our conclusions.

         We express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States of America to the extent specifically referred to herein.

         Based on the foregoing, we are of the opinion that:

         1. Commencing with AIMCO's initial taxable year ended December 31, 1994, AIMCO was organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code, and AIMCO's proposed method of operation, and its actual method of operation since its formation, will enable it to meet the requirements for qualification and taxation as a REIT. As noted in the Registration Statement, the qualification and taxation as a REIT depends upon AIMCO's ability to meet, through actual annual operating results, certain requirements, including requirements relating to distribution levels and diversity of stock ownership, and the various qualification tests imposed under the Code, the results of which will not be reviewed by us. Accordingly, no assurance can be given that the actual results of AIMCO's operation for any one taxable year will satisfy such requirements.

         2. Each of the Partnerships (i) will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation, and (ii) will not be a "publicly traded partnership" within the meaning of
Section 7704(b) of the Code.

         3. Although the discussion in the Registration Statement under the heading "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" does not purport to discuss all possible Federal income tax consequences of the purchase, ownership, and disposition of the Class A Common Stock, such discussion, to the extent that it relates to matters of law or legal conclusions, constitutes in all material respects a fair and accurate summary of the Federal income tax consequences of the purchase, ownership, and disposition of the Class A Common Stock under current law.


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Apartment Investment and
    Management Company
December 6, 1996
Page 4

         Other than as expressly stated above, we express no opinion on any issue relating to AIMCO, the Partnerships, or to any investment therein.

         This opinion is intended for the exclusive use of the person to whom it is addressed, except as set forth herein, and it may not be used, circulated, quoted or relied upon for any other purpose without our prior written consent. We consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to Skadden, Arps, Slate, Meagher & Flom in the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules or regulations of the Securities and Exchange Commission thereunder. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes of the matters stated, represented, or assumed herein or any subsequent changes in applicable law.

                             Very truly yours,


                             Skadden, Arps, Slate, Meagher & Flom LLP

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                                            Exhibit A


                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY


                               SUBSIDIARY PARTNERSHIPS

--------------------------------------------------------------------------------
Subsidiary Partnerships and Limited     General Partner or Managing Member
Liability Companies
--------------------------------------------------------------------------------
AIMCO/Bluffs, L.L.C., a Delaware        AIMCO Holdings, L.P., a Delaware
limited liability company               limited partnership
--------------------------------------------------------------------------------
AIMCO/Boardwalk, L.P., a Delaware       AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO/Boardwalk Finance, L.P., a        AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
--------------------------------------------------------------------------------
AIMCO/Brandywine, L.P., a Delaware      AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO/HIL, L.L.C., a Delaware limited   AIMCO Holdings, L.P., a Delaware
liability company                       limited partnership
--------------------------------------------------------------------------------
AIMCO Holdings, L.P., a Delaware        AIMCO Holdings QRS, Inc., a Delaware
limited partnership                     corporation
--------------------------------------------------------------------------------
AIMCO/Montecito, L.P., a Delaware       AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO LT, L.P., a Delaware limited      AIMCO Holdings, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
AIMCO/OTC L.L.C., a Delaware limited    AIMCO Holdings, L.P., a Delaware
liability company                       limited partnership
--------------------------------------------------------------------------------
AIMCO/OTC, L.P., a Delaware limited     AIMCO Holdings, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
AIMCO/PAM Properties, L.P., a Delaware  AIMCO Properties, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------


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P-------------------------------------------------------------------------------
AIMCO/Penn Square, L.L.C., a Delaware   AIMCO Holdings, L.P., a Delaware
limited liability company               limited partnership
--------------------------------------------------------------------------------
AIMCO Properties, L.P., a Delaware      AIMCO-GP, Inc., a Delaware corporation
limited partnership
--------------------------------------------------------------------------------
AIMCO Properties Finance Partnership,   AIMCO Properties Finance, Corp., a
L.P., a Delaware limited partnership    Delaware corporation
--------------------------------------------------------------------------------
AIMCO/RALS, L.P., a Delaware limited    AIMCO Holdings, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
AIMCO/SA, L.L.C., a Delaware limited    AIMCO Holdings, L.P., a Delaware
liability company                       limited partnership
--------------------------------------------------------------------------------
AIMCO/Stonegate, L.P., a Delaware       AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO/Teal Pointe, L.P., a Delaware     AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO UT, L.P., a Delaware limited      AIMCO Holdings, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
AIMCO/Villa Ladera, L.P., a Delaware    AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO/Williams Cove, L.P., a Delaware   AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO/Woodlands-Tyler, L.P., a          AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
--------------------------------------------------------------------------------
Everest Investors 5, LLC, a California  Everest Properties, LLC, a California
limited liability company               limited liability company
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HomeCorp Investments, Ltd., an Alabama  AIMCO/HIL, L.L.C., a Delaware limited
limited partnership                     liability company
                                        AIMCO Holdings, L.P., a Delaware
                                        limited partnership
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OTC Apartments Limited Partnership, a   AIMCO/OTC, L.L.C., a Delaware limited
Florida limited partnership             liability company
--------------------------------------------------------------------------------

Property Asset Management Services,     AIMCO Properties, L.P., a Delaware
L.P., a Delaware limited partnership    limited partnership
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Property Asset Management Services-      Property Asset Management Services of
California, L.L.C., a California        the Southwest, L.L.C., a Delaware
limited liability company               limited liability company
--------------------------------------------------------------------------------
S.A. Apartments Ltd., an Alabama        AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Seasons Apartments, L.L.C., a Texas     AIMCO Holdings, L.P., a Delaware
limited liability company               limited partnership
 Subsidiary Partnerships and Limited     General Partner or Managing Member
Liability Companies
--------------------------------------------------------------------------------
Seasons Apartments, L.P., a Delaware    AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Somerset Utah L.P., a Colorado limited  AIMCO Somerset, Inc. a Delaware
partnership                             corporation
--------------------------------------------------------------------------------
Anchorage Partners, a Texas limited     AIMCO Anchorage, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
Coventry Square Partners, a Texas       AIMCO Group, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Fisherman's Wharf Partners, a Texas     AIMCO Group, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
J.W. English Swiss Village Partners, a  AIMCO Group, L.P., a Delaware limited
Texas limited partnership               partnership
--------------------------------------------------------------------------------
8503 Westheimer Partners, Ltd., a       AIMCO Group, L.P., a Delaware limited
Texas limited partnership               partnership
--------------------------------------------------------------------------------
J.W. English Camelot Apartments, a      AIMCO Group, L.P., a Delaware limited
Texas limited partnership               partnership
--------------------------------------------------------------------------------
English Manor Partners, a Texas         AIMCO Group, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
CRA Investors, Ltd., a Texas limited    AIMCO Group, L.P., a Delaware limited
partnership                             partnership
--------------------------------------------------------------------------------

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Gulfgate Partners, Ltd., a Texas        AIMCO Hampton Hill, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Hampton Hill Partners, a Texas limited  AIMCO Hampton Hill, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
Hastings Place Partners, a Texas        AIMCO Hastings Place, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Oak Falls Partners, a Texas limited     AIMCO Oak Falls, L.P., a Delaware
partnership                             limited partnership
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Peppermill Place Partners, a Texas      AIMCO Peppermill Place, L.P., a
limited partnership                     Delaware limited partnership
--------------------------------------------------------------------------------
Houston Recovery Fund, a Texas limited  AIMCO Recovery Fund, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
Stirling Court Partners, a Texas        AIMCO Stirling Court, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Bridgewater Partners, Ltd., a Texas     AIMCO Bridgewater, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Copperfield Partners, Ltd., a Texas     AIMCO Copperfield, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Crows Nest Partners, Ltd., a Texas      AIMCO Crows Nest, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
J.W. English Fondren Court Partners, a  AIMCO Fondren Court, L.P., a Delaware
Texas limited partnership               limited partnership
--------------------------------------------------------------------------------
Fondren Court, Ltd., a Texas limited    AIMCO Fondren Court, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
Galleria Office Partners, Ltd., a       AIMCO Galleria Office, L.P., a
Texas limited partnership               Delaware limited partnership
--------------------------------------------------------------------------------
Hastings Green Partners, Ltd., a Texas  AIMCO Hastings Green, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
The Park at Cedar Lawn, Ltd., a Texas   AIMCO Park at Cedar Lawn, L.P., a
limited partnership                     Delaware limited partnership
--------------------------------------------------------------------------------

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Seaside Point Partners, Ltd., a Texas   AIMCO Seaside Point, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Clear Lake Land Partners, Ltd., a       AIMCO Signature Point, L.P., a
Texas limited partnerships              Delaware limited partnership
--------------------------------------------------------------------------------
Signature Point Partners, Ltd., a       AIMCO Signature Point, L.P., a
Texas limited partnerships              Delaware limited partnership
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Sunbury Partners, Ltd., a Texas         AIMCO Sunbury, L.P., a Delaware
limited partnerships                    limited partnership
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Township at Highlands Partners, Ltd.,   AIMCO Township at Highlands, L.P., a
a Delaware limited partnerships         Delaware limited partnership
--------------------------------------------------------------------------------
Westchase Midrise Office Partners,      AIMCO Westchase Midrise, L.P., a
Ltd., a Texas limited partnerships      Delaware limited partnership
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West Trails Partners, Ltd., a Texas     AIMCO West Trails, L.P., a Delaware
limited partnerships                    limited partnership
--------------------------------------------------------------------------------
Woodway Office Partners, Ltd., a Texas  AIMCO Woodbury Office, L.P., a
limited partnerships                    Delaware limited partnership
--------------------------------------------------------------------------------
AIMCO Anchorage, L.P., a Delaware       AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Group, L.P., a Delaware limited   AIMCO Holdings, L.P., a Delaware
partnership                             limited partnership
--------------------------------------------------------------------------------
AIMCO Hampton Hill, L.P., a Delaware    AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Hastings Place, L.P., a Delaware  AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Oak Falls, L.P., a Delaware       AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Peppermill Place, L.P., a         AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
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AIMCO Recovery Fund, L.P., a Delaware   AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------

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AIMCO Stirling Court, L.P., a Delaware  AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Bridgewater, L.P., a Delaware     AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Copperfield, L.P., a Delaware     AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Crows Nest, L.P., a Delaware      AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Fondren Court, L.P., a Delaware   AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Galleria Office, L.P., a          AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
--------------------------------------------------------------------------------
AIMCO Hastings Green, L.P., a Delaware  AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Park at Cedar Lawn, L.P., a       AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
--------------------------------------------------------------------------------
AIMCO Seaside Point, L.P., a Delaware   AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Signature Point, L.P., a          AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
--------------------------------------------------------------------------------
AIMCO Sunbury, L.P., a Delaware         AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Township at Highlands, L.P., a    AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
--------------------------------------------------------------------------------
AIMCO Westchase Midrise, L.P., a        AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
--------------------------------------------------------------------------------
AIMCO West Trails, L.P., a Delaware     AIMCO Holdings, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
AIMCO Woodbury Office, L.P., a          AIMCO Holdings, L.P., a Delaware
Delaware limited partnership            limited partnership
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


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English Manor Joint Venture, a Texas    J.W. English Camelot Apartments, a
joint venture                           Texas limited partnership
                                        English Manor Partners, a Texas
                                        limited partnership
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Castlerock Joint Venture, a Texas       English Manor Joint Venture, a Texas
joint venture                           joint venture

                                        CRA Investors, Ltd., a Texas limited
                                        partnership
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The Fondren Court Joint Venture, a      J.W. English Fondren Court Partners, a
Texas joint venture                     Texas limited partnership

                                        Fondren Court Partners, Ltd., a Texas
                                        limited partnership
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Signature Point Joint Venture, a Texas  Clear Lake Land Partners, Ltd., a
joint venture                           Texas limited partnership

                                        Signature Point Partners, Ltd., a
                                        Texas limited partnership
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RC Associates, an Illinois limited      AIMCO LT, L.P., a Delaware limited
partnership                             partnership
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Ridgecrest Associates, an Illinois      AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
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Highland Park Partners, an Illinois     AIMCO LT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
AIMCO/Easton Falls, L.P., a Delaware    AIMCO Properties, L.P., a Delaware
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Cypress Landing Limited Partnership,    AIMCO LT, L.P., a Delaware limited
an Illinois limited partnership         partnership
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Meadows Limited Partnership, an         AIMCO LT, L.P., a Delaware limited
Illinois limited partnership            partnership
--------------------------------------------------------------------------------
Greentree Associates, an Illinois       AIMCO LT, L.P., a Delaware limited
limited partnership                     partnership
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Copper Chase Partners Limited           AIMCO LT, L.P., a Delaware limited
Partnership, an Illinois limited        partnership
partnership
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Heather Associates, an Illinois         Balcor/Sportvest-II, an Illinois
limited partnership                     limited partnership
--------------------------------------------------------------------------------
Southridge Associates, an Illinois      AIMCO LT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Walnut Springs Limited Partnership, an  AIMCO LT, L.P., a Delaware limited
Illinois limited partnership            partnership
--------------------------------------------------------------------------------
Woodhill Associates, an Illinois        AIMCO LT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Woodland Ridge II Partners, an          AIMCO LT, L.P., a Delaware limited
Illinois limited partnership            partnership
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Meadowbrook Drive Limited Partnership,  AIMCO LT, L.P., a Delaware limited
an Illinois limited partnership         partnership
--------------------------------------------------------------------------------
Cypress Landing Associates, an          AIMCO UT, L.P., a Delaware limited
Illinois limited partnership            partnership
--------------------------------------------------------------------------------
Anderson Mill Associates, an Illinois   AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Copper Chase Associates, an Illinois    AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Balcor/Sportvest-II, an Illinois        AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Southridge Investors, an Illinois       AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Walnut Springs Associates, an Illinois  AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Woodland Ridge Associates, an Illinois  AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Randol Crossing Partners, an Illinois   AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------

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Randol Crossing Investors, an Illinois  AIMCO UT, L.P., a Delaware limited
limited partnership                     partnership
--------------------------------------------------------------------------------
Walters/Property Asset Management       Property Asset Management Services,
Services, L.P., a Delaware limited      L.P., a Delaware limited partnership
partnership
--------------------------------------------------------------------------------